CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Zaldiva, Inc. (the "Registrant") on Form 10-KSB-A1 for the year ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), We, Robert B. Lees, President and director and John A. Palmer, Secretary, Treasurer and director of the Registrant, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


/s/Robert B. Lees
-----------------
Robert B. Lees
President
Director
10/10/03


/s/John A. Palmer
-----------------
John A. Palmer
Secretary
Treasurer
Director
10/10/03